                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                January 15, 2002


                    AMERICA FIRST MORTGAGE INVESTMENTS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      Maryland                                              001-13391
--------------------                                ------------------------
(State of Formation)                                (Commission File Number)

                                   13-3974868
                      ------------------------------------
                      (IRS Employer Identification Number)


           399 Park Avenue
          New York, New York                                     10022
-------------------------------------------                   ----------
(Address of principal executive offices)                      (Zip Code)


                                 (212) 935-8760
            ---------------------------------------------------------
              (Registrants' telephone number, including area code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 5.  Other Events.

         On September 25, 2001, America First Mortgage Investments, Inc. (the "Company") filed a registration statement on Form S-3 (Commission File No. 333-70082) (the "Registration Statement") with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), with respect to an aggregate of $300,000,000 of common stock and/or preferred stock that may be sold by the Company from time to time pursuant to Rule 415 under the Act. On October 5, 2001, the Registration Statement was declared effective by the Commission.

         On January 14, 2002, the Company entered into an underwriting agreement (the "Underwriting Agreement") with Friedman, Billings, Ramsey & Co., Inc., RBC Dain Rauscher Inc., Jolson Merchant Partners, LLC and Stifel, Nicolaus & Company, Incorporated, as co-managing underwriters, for the public offering of up to 7,475,000 shares of the Company's common stock (including 975,000 shares to cover the underwriters' over-allotment option) pursuant to the Registration Statement. On January 15, 2002, the Company filed with the Commission pursuant to Rule 424(b)(2) under the Act a definitive prospectus supplement setting forth, among other things, the public offering price and other terms of the offering as set forth in the Underwriting Agreement (the "Prospectus Supplement").

         In connection with the execution of the Underwriting Agreement and the filing of the Prospectus Supplement with the Commission, the Company is filing this Report on Form 8-K in order to file the Underwriting Agreement and certain addition exhibits to the Registration Statement, which exhibits shall be deemed to be incorporated by reference therein. Also attached hereto as Exhibit 99.1 is a press release issued by the Company on January 15, 2002 regarding the pricing of the offering of it common stock pursuant to the Underwriting Agreement. See "Item 7. Financial Statements and Exhibits."

Item 7.  Financial Statements and Exhibits.

(c)      Exhibits

         The following exhibits are filed with this report on Form 8-K:

Exhibit No.                        Description
-----------      ------------------------------------------------
     1.1         Underwriting Agreement by and among the Company, Friedman,
                 Billings, Ramsey & Co., Inc., RBC Dain Rauscher Inc., Jolson
                 Merchant Partners, LLC and Stifel, Nicolaus & Company,
                 Incorporated, dated January 14, 2002, with respect to the
                 issuance and sale of up to 7,475,000 shares of the Company's common stock.

     5.1 Opinion of Kutak Rock LLP regarding the validity of the common stock.

     23.1        Consent of Kutak Rock LLP (included as part of Exhibit 5.1)

     99.1        Press Release of the Company, dated January 15, 2002


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 AMERICA FIRST MORTGAGE INVESTMENTS, INC.,



Dated:  January 15, 2002         By  /s/ Stewart Zimmerman
                                     ---------------------------------------
                                     Stewart Zimmerman, President and Chief
                                     Executive Officer


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